Exhibit 10.1



                     AGREEMENT FOR EXTENSION OF EMPLOYMENT
                         AND NONCOMPETITION AGREEMENT

      AGREEMENT FOR EXTENSION OF EMPLOYMENT AND NONCOMPETITION AGREEMENT, dated June 12, 2006, by and between Scott H. Rechler (the "Executive") and Reckson Associates Realty Corp. (the "Employer").

      Reference is made to that certain (i) Amendment and Restatement of Employment and Noncompetition Agreement (the "Employment Agreement"), dated as of August 15, 2000, by and between the Executive and the Employer; (ii) Agreement for Extension of Employment and Noncompetition Agreement (the "Initial Extension Agreement"), dated September 27, 2005, by and between the Executive and the Employer; (iii) Agreement for Extension of Employment and Noncompetition Agreement (the "Second Extension Agreement"), dated December 6, 2005, (iv) Agreement for Extension of Employment and Noncompetition Agreement (the "Third Extension Agreement"), dated February 14, 2006, and (v) Agreement for Extension of Employment and Noncompetition Agreement (the "Fourth Extension Agreement"), dated May 9, 2006.

      WHEREAS, the Initial Extension Agreement extended the term of the Employment Agreement in all respects through and including December 31, 2005;

      WHEREAS, the Second Extension Agreement extended the term of the Employment Agreement in all respects through and including February 28, 2006;

      WHEREAS, the Third Extension Agreement extended the term of the Employment Agreement in all respects through and including April 30, 2006;

      WHEREAS, the Fourth Extension Agreement extended the term of the Employment Agreement in all respects through and including June 30, 2006;

      WHEREAS, in accordance with the terms of the Executive's Amended and Restated Severance Agreement (the "Severance Agreement"), dated as of August 15, 2000, by and between the Executive and the Employer, the term and duration of the Executive's Severance Agreement shall be identical to the term and duration of the Employment Agreement;

      WHEREAS, the Executive and the Employer wish to further extend the term of the Employment Agreement in all respects through and including December 31, 2006.

      NOW, THEREFORE, the Executive and the Employer hereby agree as follows:

      1. The term of the Employment Agreement is extended through and including December 31, 2006. The Employment Agreement shall terminate on January 1, 2007 unless extended for such period or periods, if any, as agreed to by the Executive and the Employer.

      2. In accordance with the foregoing, all rights, duties and obligations set forth under the Employment Agreement shall be in full force and effect through and including December 31, 2006.

                           [SIGNATURES ON NEXT PAGE]

      IN WITNESS WHEREOF, this Agreement for Extension of Employment and Noncompetition Agreement is entered into as of the date first set forth above.

                                  RECKSON ASSOCIATES REALTY CORP.



                                  By: /s/ Jason Barnett
                                      -----------------------------------------
                                      Name:  Jason Barnett
                                      Title:  Senior Executive Vice President--
                                      Corporate Initiatives and General Counsel



                                             /s/ Scott H. Rechler
                                      -----------------------------------------
                                      Scott H. Rechler


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